UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2016

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 12, 2016, RespireRx Pharmaceuticals Inc. (the “Company”) announced that the Company’s President, Chief Executive Officer and Vice Chairman of the Board of Directors, James S. Manuso, Ph.D., will present at the Cantor Fitzgerald 2nd Annual Healthcare Conference on Wednesday, July 13, 2016 at 9:30 a.m. Eastern Time. The Conference is being sponsored by Cantor Fitzgerald & Co. and is being held at Le Parker Méridien Hotel, New York, New York, on July 12 and July 13, 2016.

The slide presentation that Dr. Manuso will be using at the conference is attached as Exhibit 99.1 and is being furnished and not filed pursuant to Item 7.01 of Form 8-K. A copy of the slide deck will also be available by clicking on the investors tab on the Company’s web-site (www.respirerx.com) and following the links and instructions.

The press release announcing the Company’s participation in the conference is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits that are furnished and filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRERX PHARMACEUTICALS INC.
Date: July 13, 2016

	By:	/s/ Robert N. Weingarten
Robert N. Weingarten Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Slide Presentation*
99.2	Press Release dated July 12, 2016*

* Furnished herewith.